NUVEEN GLOBAL REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED OCTOBER 1, 2019

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2019

Effective October 1, 2019, Jagdeep S. Ghuman will be added as a portfolio manager for the Fund. Jay L. Rosenberg, Scott C. Sedlak and Benjamin T. Kerl will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRESS-1019P